Exhibit 99.1

Pure Storage Announces Fourth Quarter and Full Year Fiscal 2020 Financial Results

Pure achieved record bookings, revenues, and non-GAAP gross margin in Q4

MOUNTAIN VIEW, Calif. - February 27, 2020 -- Pure Storage (NYSE: PSTG), the data solutions leader delivering a modern data experience, today announced financial results for its fourth quarter and full-year ended February 2, 2020.

“Pure finished the year with the strongest growth and margin profile in the industry,” said Charles Giancarlo, Chairman, and CEO, Pure Storage. “We are well-positioned for a successful year ahead with a growing and robust technology portfolio, and our strategy to deliver the Modern Data Experience.”

Key Financial Highlights

•Q4 Revenue; $492.0 million, up 17% year-over-year
•Full-year revenue $1.643 billion, up 21% year-over-year

•Q4 GAAP gross margin 70.8%; non-GAAP gross margin 72.1%
•Full-year GAAP gross margin 69.0%; non-GAAP gross margin 70.5%

•Q4 GAAP operating loss $0.7 million; non-GAAP operating profit $60.9 million
•Full-year GAAP operating loss $191.3 million; non-GAAP operating profit $55.6 million

•Q4 GAAP operating margin -0.1%; non-GAAP operating margin 12.4%
•Full year GAAP operating margin -11.6%; non-GAAP operating margin 3.4%

•Q4 operating cash flow was $69.9 million, down -14% year-over-year
•Full-year operating cash flow was $189.6 million, up 15% year-over-year

•Q4 free cash flow was $56.2 million, up 9% year-over-year
•Full-year free cash flow was $101.7 million, up 59% year-over-year

“Our Q4 performance was the result of solid execution and growth from our expanding product and subscription services portfolio,” said Kevan Krysler, CFO, Pure Storage. “Through expansion of our portfolio, we look forward to continued industry leading growth rates and gross margins.”

Recent Company Highlights

Customer Traction: Pure added more than 500 new customers in the quarter equating to greater than five new customers per day, reaching over 7,500 total customers.

Advancing the Modern Data Experience:

•Today, Pure announced availability for the third-generation all-NVMe FlashArray//X family that provides customers with higher performance and enables faster time-to-market. With our one-of-a-kind, industry-first EvergreenTM Storage model, customers have access to continuous innovation from Pure that includes these and future updates to its product and solutions suite. Read more in the press release here.
•Pure continues to advance its multi-cloud strategy with the beta launch of Cloud Block Store on Microsoft Azure. Pure also joined Google Cloud’s Anthos Ready Storage Initiative for hybrid cloud environments earlier this month.

Industry Recognition: In Q4, leading peer review site Gartner Peer Insights recognized FlashArray//X with a Customers’ Choice distinction for Best Primary Storage in 2020 as reviewed by customers.

Guidance

Pure Storage’s full-year fiscal 2021:

•Revenue of approximately $1.90 billion
•Non-GAAP gross margin of approximately 69.5%
•Non-GAAP operating profit of approximately $60 million

Pure Storage’s first-quarter fiscal 2021 guidance is as follows:

•Revenue of approximately $365 million
•Non-GAAP gross margin of approximately 69.5%
•Non-GAAP operating loss of approximately $40 million

Conference Call Information

Pure will host a teleconference to discuss the fourth quarter and full-year fiscal 2020 results at 2:00 p.m. (PT) on February 27, 2020. Pure will post its supplemental earnings presentation to the Investor Relations website at investor.purestorage.com following the conference call. To Listen via Telephone: (866) 393-4306 or (734) 385-2616 (for international callers) with passcode 9329497. To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Thursday, February 27, 2020, through March 12, 2020. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 9329497.

Upcoming Events

Pure will be presenting at KeyBanc Emerging Technology Conference on March 3rd at 3.00 p.m. (PST) and the Morgan Stanley Technology, Media & Telecom Conference on March 4th at 12.30 p.m. (PST). The presentations from these events will be webcast live, and all information will be available on the investor relation website at investor.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) helps modern organizations turn data into business advantage. One of the fastest-growing enterprise IT companies in history, Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. And with a certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition:
Pure Storage has been named a Leader in the 2019 Gartner Magic Quadrant for Primary Storage.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our guidance for the first quarter and full year fiscal 2021, our beliefs about our bookings, growth and market share, our expectations regarding product and technology differentiation, including our new products, strategy and adoption of subscription services, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 2, 2020. All information provided in this release and in the attachments is as of February 27, 2020, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired company, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, and amortization of intangible assets acquired from acquisitions that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow" included at the end of this release.

Matthew Danziger - Investor Relations, Pure Storage
ir@purestorage.com
Rena Fallstrom - Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	Fiscal Year Ended
	2020	2019

Assets
Current assets:
Cash and cash equivalents	$362,635	$447,990
Marketable securities	936,518	749,482
Accounts receivable, net of allowance of $542 and $660	458,643	378,729
Inventory	38,518	44,687
Deferred commissions, current	37,148	29,244
Prepaid expenses and other current assets	56,930	51,695
Total current assets	1,890,392	1,701,827
Property and equipment, net	122,740	125,353
Operating lease right-of-use assets	112,854	—
Deferred commissions, non-current	102,056	85,729
Intangible assets, net	58,257	20,118
Goodwill	37,584	10,997
Restricted cash	15,287	15,823
Other assets, non-current	25,034	13,178
Total assets	$2,364,204	$1,973,025

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$77,651	$103,462
Accrued compensation and benefits	106,592	99,910
Accrued expenses and other liabilities	47,223	39,860
Operating lease liabilities, current	27,264	—
Deferred revenue, current	356,011	266,584
Total current liabilities	614,741	509,816
Convertible senior notes, net	477,007	449,828
Operating lease liabilities, non-current	92,977	—
Deferred revenue, non-current	341,277	269,336
Deferred income taxes, non-current	5,323	—
Other liabilities, non-current	2,761	6,265
Total liabilities	1,534,086	1,235,245

Stockholders’ equity:
Common stock and additional paid-in capital	2,107,605	1,820,067
Accumulated other comprehensive income (loss)	5,449	(338)
Accumulated deficit	(1,282,936)	(1,081,949)
Total stockholders' equity	830,118	737,780
Total liabilities and stockholders' equity	$2,364,204	$1,973,025

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of		Fiscal Year Ended
	2020	2019	2020	2019

Revenue:
Product	$376,517	$340,137	$1,238,654	$1,075,586
Subscription services	115,487	82,079	404,786	284,238
Total revenue	492,004	422,216	1,643,440	1,359,824

Cost of revenue:
Product (1)	103,510	110,762	362,970	352,054
Subscription services (1)	40,284	30,758	146,916	105,474
Total cost of revenue	143,794	141,520	509,886	457,528

Gross profit	348,210	280,696	1,133,554	902,296

Operating expenses:
Research and development (1)	114,904	96,630	433,662	349,936
Sales and marketing (1)	190,389	171,092	728,022	584,111
General and administrative (1)	43,611	37,934	163,153	137,506
Total operating expenses	348,904	305,656	1,324,837	1,071,553

Loss from operations	(694)	(24,960)	(191,283)	(169,257)
Other income (expense), net	(924)	(96)	(3,383)	(8,016)
Loss before provision for income taxes	(1,618)	(25,056)	(194,666)	(177,273)
Income tax provision	3,033	699	6,321	1,089
Net loss	$(4,651)	$(25,755)	$(200,987)	$(178,362)

Net loss per share attributable to common stockholders, basic and diluted	$(0.02)	$(0.11)	$(0.79)	$(0.77)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	259,218	239,571	252,820	232,042

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$889	$761	$3,732	$2,951
Cost of revenue -- subscription services	3,302	3,438	14,403	12,378
Research and development	26,726	24,528	107,658	92,484
Sales and marketing	16,389	16,460	67,560	66,350
General and administrative	8,857	9,520	33,352	36,482
Total stock-based compensation expense	$56,163	$54,707	$226,705	$210,645

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of		Fiscal Year Ended
	2020	2019	2020	2019

Cash flows from operating activities
Net loss	$(4,651)	$(25,755)	$(200,987)	$(178,362)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,925	19,497	89,710	70,878
Amortization of debt discount and debt issuance costs	6,993	6,617	27,179	21,031
Stock-based compensation expense	56,163	54,707	226,705	210,645
Other	1,819	(2)	1,336	(5,039)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(96,521)	(73,026)	(79,442)	(135,649)
Inventory	(329)	4,814	2,393	(12,289)
Deferred commissions	(16,073)	(18,533)	(24,231)	(27,660)
Prepaid expenses and other assets	(18,198)	(8,968)	(16,734)	(6,972)
Operating lease right-of-use assets	6,549	—	26,511	—
Accounts payable	16,388	2,493	(18,856)	14,293
Accrued compensation and other liabilities	47,059	44,218	20,296	51,810
Operating lease liabilities	(6,357)	—	(25,377)	—
Deferred revenue	54,091	74,732	161,071	161,737
Net cash provided by operating activities	69,858	80,794	189,574	164,423

Cash flows from investing activities
Purchases of property and equipment	(13,641)	(29,439)	(87,847)	(100,246)
Acquisitions, net of cash acquired	—	—	(51,594)	(13,899)
Purchases of intangible assets	—	—	(9,000)	—
Purchase of other investment	—	(5,000)	—	(5,000)
Purchases of marketable securities	(155,556)	(107,109)	(795,580)	(665,357)
Sales of marketable securities	83,733	1,076	200,251	19,878
Maturities of marketable securities	73,402	97,231	419,059	253,280
Net cash used in investing activities	(12,062)	(43,241)	(324,711)	(511,344)

Cash flows from financing activities
Net proceeds from exercise of stock options	17,095	4,429	42,899	47,771
Proceeds from issuance of common stock under employee stock purchase plan	7	—	43,298	33,444
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	562,062
Payment for purchase of capped calls	—	—	—	(64,630)
Repayment of debt acquired from acquisition	—	—	(11,555)	(6,101)
Tax withholding on vesting of restricted stock	(1,592)	(632)	(10,379)	(632)
Repurchase of common stock	(15,017)	—	(15,017)	(20,000)
Net cash provided by financing activities	493	3,797	49,246	551,914
Net increase (decrease) in cash and cash equivalents and restricted cash	58,289	41,350	(85,891)	204,993
Cash, cash equivalents and restricted cash, beginning of period	319,633	422,463	463,813	258,820
Cash, cash equivalents and restricted cash, end of period	$377,922	$463,813	$377,922	$463,813

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of						Fourth Quarter of
	2020						2019
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$889	(c)					$761	(c)
			14	(d)					10	(d)
			2,074	(e)					632	(e)
Gross profit -- product	$273,007	72.5%	$2,977		$275,984	73.3%	$229,375	67.4%	$1,403		$230,778	67.8%

			$3,302	(c)					$3,438	(c)
			88	(d)					63	(d)
Gross profit -- subscription services	$75,203	65.1%	$3,390		$78,593	68.1%	$51,321	62.5%	$3,501		$54,822	66.8%

			$4,191	(c)					$4,199	(c)
			102	(d)					73	(d)
			2,074	(e)					632	(e)
Total gross profit	$348,210	70.8%	$6,367		$354,577	72.1%	$280,696	66.5%	$4,904		$285,600	67.6%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year
2020
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$3,732	(c)
			110	(d)
			6,900	(e)
Gross profit -- product	$875,684	70.7%	$10,742		$886,426	71.6%

			$14,403	(c)
			409	(d)
Gross profit -- subscription services	$257,870	63.7%	$14,812		$272,682	67.4%

			$18,135	(c)
			519	(d)
			6,900	(e)
Total gross profit	$1,133,554	69.0%	$25,554		$1,159,108	70.5%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of						Fourth Quarter of
	2020						2019
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$56,163	(c)					$54,707	(c)
			1,935	(d)					—
			1,401	(e)					763	(e)
			2,074	(f)					632	(f)
Operating income (loss)	$(694)	-0.1%	$61,573		$60,879	12.4%	$(24,960)	-5.9%	$56,102		$31,142	7.4%

			$56,163	(c)					$54,707	(c)
			1,935	(d)					—
			1,401	(e)					763	(e)
			2,074	(f)					632	(f)
			6,993	(g)					6,616	(g)
Net income (loss)	$(4,651)		$68,566		$63,915		$(25,755)		$62,718		$36,963
Net income (loss) per share -- diluted	$(0.02)				$0.23		$(0.11)				$0.14
Weighted-average shares used in per share calculation -- diluted	259,218		17,984	(h)	277,202		239,571		24,097	(h)	263,668

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(h) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan (ESPP)).

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year
2020
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$226,705	(c)
			6,184	(d)
			7,040	(e)
			6,900	(f)
Operating income (loss)	$(191,283)	-11.6%	$246,829		$55,546	3.4%

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter			Fiscal Year
	2020	2019	Year-over-Year % change	2020	2019	Year-over-Year % change
Net cash provided by operating activities	$69,858	$80,794	(14)%	$189,574	$164,423	15%
Less: purchases of property and equipment	(13,641)	(29,439)		(87,847)	(100,246)
Free cash flow (non-GAAP)	$56,217	$51,355	9%	$101,727	$64,177	59%

Free cash flow as % of revenue	11.4%	12.2%		6.2%	4.7%